SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                         ----------------------------

                                  FORM 8-K
                               CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 29, 1998.

            Commission file number                    33-27126
                                                   -------------

                                  PEEBLES INC.

             Virginia                                 54-0332635
     ------------------------                     -----------------
     (State of Incorporation)                     (I.R.S. Employer
                                                  Identification No.)

       One Peebles Street
       South Hill, Virginia                            23970-5001
    ------------------------                     -----------------
       (Address of Principal                           (Zip Code)
         Executive Offices)

Registrant's telephone number, including area code:  (804)447-5200
                                                     --------------

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Item 2.   Acquisition of Assets
(dollars in thousands, except per share amounts)

(a) PRIOR REPORTS: Reference is hereby made to the registrant's Current Report on Form 8-K dated (and filed) May 29, 1998 which is incorporated herein by reference.

(b) CONSUMMATION OF MERGER: On June 29, 1998, a merger (the "IAW Merger") was consummated whereby the Ira A. Watson Co. ("Watson's), a Delaware corporation, became a wholly-owned subsidiary of Peebles Inc. ("Peebles" or the "Company"), a Virginia Corporation. Watson's 25 department stores are located in markets demographically consistent with Peebles 85 stores. Watson's stores operate in seven states, three of which represent new states for Peebles. The concentration of Watson's stores, however, are in states where Peebles has a presence and these Watson's markets are congruent with planned expansion.

    In consummation of the IAW Merger, $23,650 cash was disbursed as follows: i) $2,661 to common and preferred shareholders;
    ii) $14,927 to refinance pre-merger bank debt; iii) $1,352 to a third party financial services company for the outstanding balance of the Watson's proprietary charge card accounts;
    iv) $1,158 for certain acquisition and financing fees;
    and v) $3,552 for the retirement of certain trade liabilities. Proceeds to consummate the IAW Merger were primarily provided by the Company's Credit Agreement, as amended and restated.

    The IAW Merger will be accounted for under the purchase method of accounting, and as such, the final calculated purchase price will be allocated to the fair value of tangible and assets and the excess of cost over net assets acquired.

    At the date of this filing, July 14, 1998, the financial statements and exhibits, including the pro forma financial statements and exhibits, required by Item 7. "Financial Statements and Exhibits" are not available. The financial statements and exhibits required are expected to be filed under cover of Form 8 within 60 days of the date of this filing.


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                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange
        Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 PEEBLES INC.
                                            ---------------------
                                                  (Registrant)

Dated:   July 14, 1998                 By:  /s/   Michael F. Moorman
                                            --------------------------
                                                  Michael F. Moorman
                                                  President and Chief Executive
                                                  Officer (Principal Executive
                                                  Officer)

Dated   July 14, 1998                  By:  /s/   E. Randolph Lail
                                            ---------------------------
                                                  E. Randolph Lail
                                                  Chief Financial Officer
                                                  (Principal Financial
                                                  Officer)